GROUP HOLDINGS INC.

NYSE American: FGH

FOURTH QUARTER & YEAR END 2022 RESULTS

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation may include forward-looking statements. Any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might,” or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the “Risk Factors” section contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 to be filed on or about March 16, 2023 with the Securities and Exchange Commission and in our other public filings with the Securities and Exchange Commission. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. New risk factors emerge from time-to-time, and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

This presentation also contains references to non-GAAP financial measures. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes stock-based compensation, fair value adjustments, severance, equity method income (loss), foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. Adjusted EBITDA has limitations as analytical tools, and you should not consider it in isolation, or as substitutes for analysis of our results as reported under GAAP, including: (i) it does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, our working capital needs, (iii) it does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

FG Group Holdings At-A-Glance

ENTERTAINMENT



Wholly Owned

Trusted brand deeply embedded in the global entertainment industry; industry leader in **screens and services**

FOREST PRODUCTS



GreenFirst Forest Products, Top-Ten Lumber Producer in Canada

DIGITAL OUT-OF-HOME ADVERTISING


FIREFLY

Firefly, Fast Growing Street-Level Digital **Media Platform**

REINSURANCE & ASSET MANAGEMENT



FG Financial Group, a **reinsurance** and **asset management** holding company

Equity Holdings (Forest Products, Digital Out-of-Home Advertising, Reinsurance & Asset Management)

Q4 & FY 2022 Highlights

2022 Revenues Increased 53% YoY to $41 Million
Sequential Q4 Revenue Growth of 15%

STRONG ENTERTAINMENT:

- Strengthened leadership position - increased market share and expanded product offerings
- Blockbusters & global demand for premium entertainment continues to drive industry growth
- Industry-wide laser upgrade cycle - multi-year demand catalyst
- Strong Studios wrapped production of its first major series, *Safehaven,* and its first revenue producing project, *Inside the Black Box*, delivered in Q4

EQUITY HOLDINGS:

- **GreenFirst Forest Products:** Monetizing non-core assets - strengthening balance sheet and focused on core Ontario sawmills
- **FG Financial:** Establishing merchant banking division - first two projects launched
- **Firefly:** Growing rapidly - revolutionizing digital out of home advertising


STRONG
GLOBAL ENTERTAINMENT
SCREENS
STRONG
MDI SCREENS
SERVICES
STRONG
TECHNICAL SERVICES
CONTENT
STRONG
STUDIOS

Strong Entertainment Highlights

A Leader In The Cinema Exhibition Industry

- Long-term relationships with top cinema operators
- Exclusive agreements demonstrate partner demand

Next Generation Technology

- Laser upgrade cycle creates growth catalyst for screens & services
- Introduced new generation of high-resolution laser projectors

Diversification & Increased Organic Growth Opportunity

- Eclipse Immersive Screens creating opportunities as global demand for premium entertainment grows
- Strong Studios extends brand into streaming universe
- IP ownership through co-productions/licensing models

Strong Revenue Growth
(in millions)



4.5
5.8
5.8
9.7
9.7
8.8
9.9
11.4
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

FG GROUP HOLDINGS INC.

Valued Partner of Worldwide Leaders

Circuits	Country / Countries	Screens	Sites	Customer	Exclusive
AMC Entertainment Holdings, Inc. [1]	US	7,712	591	✓	✓ [3]
Regal Cinemas (Cineworld Group PLC) [1]	US	6,474	478	✓	
Cinemark Holdings, Inc. [1]	US	4,392	318	✓	✓ [3]
Cinepolis [2]	US & Mexico	4,271	509	✓	
Cineplex Entertainment LP [1]	Canada	1,641	158	✓	
Marcus Theaters Corp. [1]	US	1,053	84	✓	✓ [4]

AMC THEATRES IMAX CINEMARK REGAL MARCUS THEATRES ALAMO DRAFTHOUSE CINEMA

cinionic EXPERIENCES. DELIVERED. NETFLIX Chicken Soup for the Soul illuminarium

[1] *The Cinema Foundation - State of the Cinema Industry*, March 2023.
[2] *Cinepolis*, February 2023.
[3] Customer is exclusive for screen products in the United States.
[4] Customer is exclusive for screens products and technical services in the United States.

Expanding Global Influence

North America

- Market leader with exclusive customer relationships
- Laser upgrades accelerating

Europe

- Opportunity to grow market share
- New finishing facility in Belgium enables expedited screen delivery for customers in Europe and the Middle East

Asia

- Largest cinema market in the world
- Existing presence with IMAX & new finishing facility
- Post close of the year, announced plans to supply 7 high-quality screens to IMAX to support their Japan expansion

Middle East

- Repeal of 35-year commercial cinema ban in Saudi Arabia
- Expecting 300+ cinemas with 2,000+ screens to open by 2030[2]

Global Cinema Screens[1]



~44K
~46K
~111K
~15K

[1] Motion Pictures Association Annual 2021 Theme Report
[2] PWC: Cinemas in Saudi Arabia: A billion-dollar opportunity

FG GROUP HOLDINGS INC.

Robust Blockbuster Slate Continues into 2023









LASER
AT amc
LASER PROJECTION BY
cinionic


LASER. LIKE YOU'VE
NEVER SEEN.
LASER PROJECTION BY
cinionic
EXPERIENCE IT AT
CINEMARK

Laser Upgrade Cycle Represents Multi-Year Catalyst For Screens And Services

- Strong/MDI **announced the release of the HGA ReAct 1.4 screen**, a highly efficient and versatile screen developed for the new generation of high-resolution laser projectors
  - Strong/MDI's new HGA ReAct screen was showcased at the 2023 Munich Film Week in January 2023
- **Strong/MDI and Strong Technical Services** have a preferred relationship with **Cinionic**, the world's leading provider of laser cinema solutions[1]
- **AMC** announced laser upgrades in 3,500 of its U.S. auditoriums[2]
- **Cinemark** partners with Cinionic in 10-year worldwide exclusive agreement[3]

[1] *Box Office Pro*, August 2021
[2] *Deadline*, April 2022
[3] *DCinemaToday, December 2019*



Strong Demand For Technical Services

Service Revenues Increased 41% YoY


YTD Q4 '21
$6.3M
YTD Q4 '22
$8.8M

- Contract and demand-driven **recurring revenue model**
- Cinema services **outsourcing driving demand**
- Gateway to **monetize laser upgrade cycle**
- **Exclusive multi-year nationwide** managed services agreement with Marcus Theaters

FG GROUP HOLDINGS INC.


STRONG
STUDIOS

Expanding Strong Entertainment Into the Streaming Universe

- Growing development/production slate
- **Leverage 3rd party relationships**
  - Co-production, financing
  - Studio, network and cinema exhibitor relationships
- **Production fee revenue** & backend participation
- **Building library** creates **long-term value**
- **Measured approach to greenlighting production**
  - Pre-sales to streamers, network or distributors
  - Utilizing production tax credits from states and countries to reduce budgets
  - Maintain meaningful back-end participation on any project

STRONG STUDIOS

2022 Highlights

- **Recognized revenue of $0.9 million from its first project, *Inside the Black Box***
- **Wrapped production of its first major series, *Safehaven*;** expected to complete post-production and deliver in 2023
- **Acquired rights to produce first original feature film "The Tank Job"**; Oscar nominee Alec Sokolow to direct from his script
- **Optioned the rights to develop and produce a feature film, "4th & Goal",** based on the life of corporate executive, author and football coach Joe Moglia

Growing Pipeline



Safehaven | Inside the Black Box | Flagrant | Shadows in the Vineyard | The Tank Job | The Cobbler | 4th & Goal

EQUITY HOLDINGS

FG FINANCIAL GROUP INC.

NASDAQ: FGF, FGFPP

Reinsurance And Asset Management Holding Company

- **Growing reinsurance business** in a hard market experiencing continued upward pressure on reinsurance rates
  - 7 reinsurance contracts written
- **Merchant Banking division** expands addressable market beyond SPACs to encompass a larger universe of opportunities
  - **Project #1**: the formation and initial funding of **FG Communities, Inc.**, a growing portfolio of manufactured housing communities
  - **Project #2**: the formation of **Craveworthy LLC**, a growing restaurant brand platform in partnership with Gregg Majewski, former CEO of Jimmy John's Gourmet Sandwiches
- **Merchant Banking platform partner FG Merger Corp.** entered into a business combination agreement with **iCoreConnect, Inc.,** a market leading, cloud-based software and technology company


FIREFLY
She's an athlete.
She's a fashion designer.
She's a mother.
She's a champion.
WHEATIES
4G30

Street-Level Digital Media Platform Using Dynamic Media on Taxis & Rideshare Vehicles

- Firefly is revolutionizing the programmatic Digital-Out-Of-Home (DOOH) industry with location and inventory transparency for mobility media
- Firefly empowers brands to efficiently engage consumers across our nation's busiest cities, including **Austin, Boston, Chicago, Dallas, Houston, Las Vegas, Los Angeles, Miami, New York, San Francisco, and Washington D.C.**
- Announced a partnership with Statements Media to **launch Firefly digital displays on taxicabs in Toronto, Canada**
- In 2022, **Digital-out-of-Home (DOOH) spending** in the U.S. is estimated to reach $5.2 billion and is projected to reach $8.7 billion by 2027, growing at a CAGR of 10.7%[1]

Preferred shares valued at $13M[2]

FGH is one of Firefly's largest shareholders with Google Ventures and NFX

[1] *ResearchandMarkets*, 06.08.22
[2] As of 12.31.22


GREENFIRST
FOREST PRODUCTS
TSX:GFP
~8% shareholder[1]

Building a World Class Forest Products Company

GreenFirst signed an agreement to sell its two Quebec sawmills for approximately $90 million in cash, payable at closing[2]

- Strategic transaction to **unlock significant shareholder value**
- GreenFirst expects to use the net proceeds from the divestiture to **strengthen its balance sheet** and continue investing in its Ontario operations
- Sale expected to close in Q1 2023

[1] As of 12.31.22
[2] GreenFirst News Release, Dec. 21, 2022

FINANCIAL REVIEW

Consolidated Q4 2022 Summary

($ in thousands)

	Actual			
	Q4 '22	Q4 '21	Favorable (Unfavorable)	Favorable (Unfavorable) %
Revenue	$ 11,794	$ 10,049	$ 1,745	17.4 %
Gross profit	3,245	2,138	1,107	51.8 %
Gross margin %	27.5%	21.3%	6.2%	
SG&A	3,192	3,378	186	5.5 %
Loss on disposal of assets	(474)	(38)	(436)	N/M
Loss from operations	(421)	(1,278)	857	67.1 %
(Loss) gain on equity holdings	(716)	2,208	(2,924)	(132.4)%
Income (loss) from equity method holdings	2,981	(903)	3,884	(430.1)%
Net income (loss) from continuing operations	1,443	(532)	1,975	(371.2)%
Adjusted EBITDA*	561	(724)	1,285	177.5 %

- Consolidated revenue increased 17% over prior year, with service revenue up 68%
  - Delivery of Strong Studios first project occurred in Q4 resulting in $0.9 million of revenue
- Gross profit and margin improvements due to increased demand and revenue from our entertainment customers and favorable trends in product mix

*See Non-GAAP reconciliation to GAAP equivalent in appendix

Balance Sheet

($ in thousands)

	12/31/22	12/31/21	12/31/20
Assets			
Cash and cash equivalents and restricted cash	$ 3,789	$ 8,881	$ 4,787
Other current assets	14,477	12,894	9,274
Equity holdings	37,522	41,133	20,167
Film and television programming rights, net	1,501	-	-
Goodwill and intangible assets	887	1,011	1,291
Assets of discontinued operations	-	-	10,120
Other long-term assets	13,627	11,890	9,860
Total assets	**$ 71,803**	**$ 75,809**	**$ 55,499**
Liabilities			
Accounts payable & accrued expenses	$ 9,592	$ 7,239	$ 4,899
Deferred revenue and customer deposits	1,787	3,292	2,404
Short-term debt	2,510	2,998	3,299
Long-term debt	5,220	128	-
Lease liabilities	1,040	4,163	6,542
Liabilities of discontinued operations	-	-	7,967
Other liabilities	4,956	5,712	3,322
Total liabilities	**$ 25,105**	**$ 23,532**	**$ 28,433**
Stockholders' equity	**$ 46,698**	**$ 52,277**	**$ 27,066**
Total liabilities and stockholders' equity	**$ 71,803**	**$ 75,809**	**$ 55,499**

In Summary

- ✓ Entertainment business revenues exceed pre-Covid levels
- ✓ Equity holdings with meaningful upside
- ✓ Focused on long-term capital deployment
- ✓ Attractive current valuation

APPENDIX

Reconciliation of Consolidated Net Income (Loss) to Adjusted EBITDA

($ in thousands)

	Three Months Ended December 31,	
	2022	2021
Net income (loss)	$ 1,444	$ (532)
Net income from discontinued operations	-	83
Net (loss) income from continuing operations	1,444	(449)
Interest expense, net	109	3
Income tax expense	181	448
Depreciation and amortization	358	326
EBITDA	2,092	328
Stock-based compensation expense	142	205
Equity method holding (gain) loss	(2,981)	903
Loss (gain) on equity holdings	716	(2,208)
Foreign currency transaction loss	118	10
Loss on disposal of assets	474	38
Adjusted EBITDA	$ 561	$ (724)

FG GROUP HOLDINGS INC.